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                                                                    Exhibit 23.1
                                                                    ------------

                  [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999 except as to Note 10 which is as of July 9, 1999, relating to the financial statements of Liquid Audio, Inc., which appears in Liquid Audio, Inc.'s Prospectus dated July 9, 1999.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, CA
September 8, 1999